        Execution Version
LIMITED WAIVER
THIS LIMITED WAIVER (this “Waiver”) dated as of May 22, 2023 is among: DCP MIDSTREAM, LP, a Delaware limited partnership (the “Parent”), DCP MIDSTREAM OPERATING, LP, a Delaware limited partnership (the “Borrower”), the undersigned Lenders comprising the Required Lenders and MIZUHO BANK, LTD., in its capacity as Administrative Agent for the Lenders and as Sustainability Structuring Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.
R E C I T A L S
A.The Borrower, the Parent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of March 18, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).
B.Pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other Extensions of Credit to the Borrower.
C.The Borrower has requested that certain waivers be provided by the Required Lenders pursuant to Section 4.17(f) of the Credit Agreement in connection with the ESG Determination Date scheduled to occur on August 25, 2023 (the “Specified ESG Determination Date”).
D.For and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows.
Section 1.Limited Waiver. Subject to the satisfaction or waiver in writing of each of the conditions precedent set forth in Section 2 below and in reliance upon the representations, warranties, covenants and agreements contained in this Waiver, the undersigned Lenders, comprising the Required Lenders, hereby waive on a one-time basis, solely with respect to the Specified ESG Determination Date, the requirement under the second sentence of Section 4.17(e) of the Credit Agreement that the Parent attach to the ESG Certificate a review report of the Sustainability Assurance Provider satisfying the applicable Sustainability Reporting and Validation Standards (the “Waived ESG Review Report”). Nothing contained in this Waiver shall be deemed a consent to, or waiver of, any other action or inaction of the Borrower or the Parent that constitutes (or would constitute) a violation of or a departure from any provision of the Credit Agreement or any other Loan Document, or which constitutes (or would constitute) a Default or Event of Default. The waiver described in this Section 1 is a one-time waiver applicable solely to the Specified ESG Determination Date and the Waived ESG Review Report Neither the Lenders nor the Administrative Agent shall be obligated to grant any other future waivers, consents or amendments with respect to any provision of the Credit Agreement or of any other Loan Document. The Borrower hereby acknowledges and agrees that, other than the waiver expressly provided for in this Section 1, no course of dealing and no delay in exercising any right, power or remedy conferred on the Administrative Agent or any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute or otherwise shall operate as a waiver of or otherwise prejudice any such right, power or remedy. Without limiting the foregoing, any ESG Certificate that is timely delivered with respect to the Specified ESG Determination Date in accordance with the other applicable provisions of the Credit Agreement shall be deemed to satisfy Section 4.17(e) of the Credit Agreement notwithstanding that such ESG Certificate does not include the Waived ESG Review Report so long as such ESG Certificate (i) includes a sustainability report as required by the first sentence of Section 4.17(e) of the Credit Agreement and (ii) satisfies the requirements set forth in Section 4.17(a) of the Credit Agreement. For the avoidance of doubt, the undersigned Lenders hereby agree that the 2023 sustainability report of Phillips 66, which shall include data to calculate the TRIR Among Peers and GHG Intensity (YoY Change) of the Parent, shall satisfy the requirement for the sustainability report described in Section 4.17(e) of the Credit Agreement and referenced in clause (i) immediately above for the Specified ESG Determination Date.
Section 2.Conditions Precedent. The effectiveness of this Waiver is subject to the satisfaction of each of the following conditions:
1.01Counterparts.    The Administrative Agent shall have received counterparts of this Waiver duly executed by the Borrower, the Parent, the Sustainability Structuring Agent and the Lenders comprising the Required Lenders.
1.02No Default. Other Fees, Expenses and Accruals. The Administrative Agent shall have received all fees, reimbursements or other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under this Waiver or the Credit Agreement (including, without limitation, any fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent, invoiced at least two Business Days prior to the date hereof).
Without limiting the generality of this Section 2, for purposes of determining compliance with the conditions specified in this Section 2, the Administrative Agent and each Lender that has signed this Waiver shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto. Notwithstanding anything to the contrary in this Waiver, the Administrative Agent shall give notice of the occurrence of the effectiveness of this Waiver, and such notice shall be conclusive and binding.
Section 3.Representations and Warranties. Each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:
1.01Reaffirmation of Existing Representations and Warranties. After giving effect to this Waiver, each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects and except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects as of such earlier date).
1.02Due Authorization; No Conflict. The execution, delivery and performance by the Borrower and each other Credit Party of this Waiver (a) are within such Credit Party’s limited liability company, limited partnership or corporate powers, as applicable, have been duly authorized by all necessary limited liability company, limited partnership or corporate action, as applicable, and, if required, equity owner action in order to ensure the due authorization of this Waiver and the transactions contemplated hereby, (b) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person, nor is any such consent, approval, registration, filing or other action necessary for the
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validity or enforceability of this Waiver or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect and other than those third party approvals or consents that, if not made or obtained, would not cause a Default or Event of Default, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (c) will not violate any Applicable Law or any organizational documents of such Credit Party, or any order of any Governmental Authority, (d) will not violate or result in a default under any indenture or other agreement regarding Indebtedness of such Credit Party or give rise to a right thereunder to require any payment to be made by such Credit Party, and (e) will not result in the creation or imposition of any Lien on any Property of such Credit Party.
1.03Validity and Enforceability. This Waiver constitutes the valid and binding obligations of each Credit Party enforceable in accordance with its terms, subject to applicable Debtor Relief Laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
1.04No Default. No Default or Event of Default has occurred that is continuing.
1.05No Defense. Such Credit Party acknowledges that it has no defense to (a) such Credit Party’s obligations to pay the Obligations when due or (b) the validity, enforceability or binding effect against any Credit Party of the Credit Agreement or any other Loan Document to which it is a party.
Section 4.Miscellaneous.
1.01No Implied Consent or Waiver. This Waiver shall not be construed as a consent to the departure from or a waiver of the terms and conditions of the Credit Agreement, except as expressly set forth herein, and nothing herein shall obligate the Administrative Agent or the Lenders to grant any future amendments with respect to the Credit Agreement or any other Loan Document.
1.02Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as modified by this Waiver hereby, remain in full force and effect. This Waiver shall not limit or impair any guaranty of the Obligations, each of which, if any, is hereby ratified, affirmed and extended to guaranty the Obligations as they may be increased pursuant hereto.
1.03Parties in Interest. All of the terms and provisions of this Waiver shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
1.04Counterparts. This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Images of signatures transmitted by facsimile or other electronic transmission (e.g., .pdf) shall be effective as originals.
1.05Integration. THIS WAIVER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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1.06Severability. In case any one or more of the provisions contained in this Waiver shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Waiver shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
1.07Headings. The headings, captions and arrangements used herein are for convenience of reference only, are not part of this Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Waiver.
1.08Governing Law. This Waiver and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Waiver and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
1.09Waiver of Jury Trial.    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
1.10Loan Document; Waiver. The parties hereto agree that this Waiver shall constitute a Loan Document under and as defined in the Credit Agreement.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers on the date and year first above written.
BORROWER:    DCP MIDSTREAM OPERATING, LP
    By:
    Name: Scott Delmoro
    Title:     Vice President of Finance, Treasurer, and Interim Principal Financial Officer

PARENT    :    DCP MIDSTREAM, LP

    By:    DCP Midstream GP, LP,
        its General Partner
    By:    DCP Midstream GP, LLC,
        its General Partner
    By:
        Name: Scott Delmoro
        Title:    Vice President of Finance, Treasurer, and Interim Principal Financial Officer

Signature Page - Limited Waiver

MIZUHO BANK, LTD.,
as the Administrative Agent, the Sustainability Structuring Agent and a Lender
By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.,
as a Lender
By:
Name:
Title:

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BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:

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BARCLAYS BANK PLC,
as a Lender
By:
Name:
Title:

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CITIBANK, N.A.,
as a Lender
By:
Name:
Title:

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MUFG BANK, LTD.,
as a Lender
By:
Name:
Title:

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ROYAL BANK OF CANADA,
as a Lender
By:
Name:
Title:

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TRUIST BANK,
as a Lender
By:
Name:
Title:

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TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender
By:
Name:
Title:

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WELLS FARGO BANK, N.A.,
as a Lender
By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

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COBANK, ACB,
as a Lender
By:
Name:
Title:

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REGIONS BANK,
as a Lender
By:
Name:
Title:

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:

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